                                                                   EXHIBIT 10.8

                               LEASE AGREEMENT
                                ---------------


     1.   Parties.  This lease is made by and between PM-DE
          -------                                     -----
_______________________ , a California General Partnership , ("Landlord") , and
                                       -------------------
Nanometrics  Incorporated  , a California corporation ("Tenant") .
-------------------------                 ------------

     2.   Premises.  Landlord hereby leases to Tenant and Tenant hereby leases
          --------
from Landlord, upon the terms and conditions herein after set forth, those certain premises (the "Premises") situated in the City of Sunnyvale , County of
                                                          ---------
Santa Clara, State of California, described as follows: approximately Thirty
-----------                                                           ------
Four Thousand Six Hundred Ninety Seven (34,697 )square feet of floor space
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commonly known as 310 DeGuigne Avenue, Sunnyvale, CA, located in the building
                  ----------------------------------
(the "Building"), as shown cross-hatched on the site plan (the "Site Plan") attached hereto as Exhibit "A". The Building is located on a larger parcel (the "Parcel" containing other buildings (the "Buildings") as shown on the Site Plan, which Parcel is described in Exhibit "B" attached hereto. In the event Landlord subdivides the Parcel in the future into two (2) or more legal parcels, the term "Parcel" shall thereafter refer to the legal parcel on which the Premises are located. Landlord shall not be required to make any alterations, additions or improvements to the Premises and the Premises shall be leased to Tenant in an "as-is" condition.

     3.   Term.  The term of this Lease ("Lease Term") shall be for Five  (5)
          ----                                                      ----
years, commencing on May 1,    , 1992 (the "Commencement Date") and ending on
                     ------        --
April 30, , 1997 unless sooner terminated pursuant to any provision hereof.
----------    --
Notwithstanding said scheduled Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant and the commencement and termination dates of this lease shall be revised to conform to the date of landlord's delivery of possession.
In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease, including the obligation to pay the Monthly Installment of rent, and Common Area Charges.

     4.   Rent.
          ----

          A.    Time of Payment.  Tenant shall pay to Landlord as rent for the
                ---------------
Premises the sum specified in Paragraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the term of this Lease, together with such additional rents as are payable by Tenant to Landlord under the terms of this Lease. The

Monthly Installment for any period during the Lease Term which period is less than one (1) full month shall be a prorata portion of the Monthly Installment based upon a thirty (30) day month.

          B.    Monthly Installment.  The Monthly Installment of rent payable
                -------------------
each month during the period from May 1    , 19 92 through and including April
                                  -----         ---                      -----
30  , 1997, shall be the sum of Twenty Nine  Thousand Four Hundred Ninety Two &
--      --                      -----------  ----------------------------------
45/100 Dollars $29,492.45  ) per month.
------         ----------

          C.    Late Charge.  Tenant acknowledges that late payment by Tenant to
                -----------
Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant to Landlord as additional rent, a late charge equal to Three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant.

          D.    Additional Rent.  All taxes, insurance premiums, Common Area
                ---------------
Charges, late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment by Tenant, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of the Monthly Installment of rent.

          E.    Place of Payment Rent shall be payable in lawful money of the
                ----------------
United States of America to Landlord at 511 Division Street, Campbell CA 99008
                                        --------------------------------------
------------ or to such other person(s) or at such other place(s) as Landlord may designate in writing.

          F.    Advance Payment.  Concurrently with the execution of this Lease,
                ---------------
Tenant shall pay to Landlord the sum of Twenty Nine Thousand Four Hundred Ninety
                                        ----------------------------------------
Two & 45/100 Dollars ($29,492.45 ) to be applied to the Monthly Installment of
------------          -----------
rent first accruing under this Lease.

     5.   Security Deposit.  Tenant shall deposit the sum of Twenty Nine
          ----------------                                   -----------
Thousand Four Hundred Ninety-Two & 45/100 Dollars ($29,492.45 ) (the
-----------------------------------------           ----------
"Security Deposit") upon execution of this Lease, to secure the faithful performance by Tenant of each term, covenant and condition of this Lease. If Tenant shall at any time fail to make any payment or fail to keep or perform any term, covenant or condition on its part to be made or performed or kept under this, Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit (A) to the extent of any sum due to Landlord; (B) to make any required payment on Tenant's behalf; In such event, Tenant shall, within five (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds. Should Tenant comply with all the terms, covenants, and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit, less any sums owing to Landlord, shall be returned to Tenant within thirty (30) days after the termination of this Lease and vacancy of the Premises by Tenant.

    6.   Use of Premises.  Tenant shall use the Premises only in conformance
         ---------------
with applicable governmental laws, regulations, rules and ordinances for the purpose of Office, R&D, Mfg and warehousing
           --------------------------------
and for no other purpose. Tenant shall indemnify, protect, defend , and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable law. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building proper, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semifinished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper. Tenant shall strictly comply with the provisions of Paragraph 39 below.

     7.   Taxes and Assessments.
          ---------------------

          A.    Tenant's Property.  Tenant shall pay before delinquency any and
                -----------------
all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

          B.    Property Taxes.  Tenant shall pay, as additional rent, its Pro
                --------------
Rata Share (as defined below) of all Property Taxes levied or assessed with respect to the land comprising the Parcel and with respect to all buildings and improvements located on the Parcel which become due or accrue during the term of this Lease. Tenant shall pay such Property Taxes to Landlord within twenty (20) days after receipt of billing. Provided that Landlord bills Tenant at least thirty (30) days prior to the delinquency date of such Property Taxes, Tenant shall pay such Property Taxes to Landlord at least ten (10) days prior to the delinquency date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's mortgagee requires an impound for Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of its annual share of such Property Taxes. Tenant's liability hereunder shall be prorated to reflect the Commencement and termination dates of this Lease.

     As used in this Lease, the term "Tenant's Pro Rata Share" shall mean a fraction, expressed as a percentage, the numerator of which is the number of square feet of floor space contained in the Premises and the denominator of which is the number of square feet of floor space contained in all of the Buildings located on the Parcel (which square footage Landlord warrants is equal to 93,385). As of the Commencement Date, Tenant's Pro Rata Share is Thirty Seven
                                                                    ------------
point one five percent (37.15 %).
--------------          ------

     For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, Environmental Surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Buildings and/or the Parcel or assessed, levied or imposed upon the Premises, the Buildings and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Buildings and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Environmental Surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy provided, however, that Environmental Surcharges shall include only those assessments that are applicable to property generally and not those related to the cleanup or remediation of Hazardous Materials on the Parcel which were not introduced onto the Parcel by Tenant. The term "Property Taxes" shall not include any federal, state or local net income, estate, or inheritance tax imposed on Landlord.

         C.    Other Taxes: Tenant shall, as additional rent, pay or reimburse
               -----------
Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the Buildings or the Parcel; or by the rent paid, payable or received under this Lease; any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, excise tax, business and occupation tax, gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

    8.   Insurance.
         ---------

         A.    Indemnity.  Tenant agrees to indemnify, protect and defend
               ---------
Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, the operation, maintenance, use or occupancy of the Premises and all areas appurtenant thereto by Tenant, except that this indemnity shall not apply to any such claims, etc. arising out of the negligence or willful misconduct of Landlord. This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from what ever cause (except for active negligence or willful misconduct of Landlord), which in any way may be connected with the operation, use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees.

         B.    Liability Insurance.  Tenant shall, at Tenant's expense, obtain
               -------------------
and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death as a result of any one occurrence and Five Hundred Thousand Dollars ($500,000.00) for damage to property as a result of any one occurrence. The insurance shall be with companies approved by Landlord, which approval Landlord agrees not to withhold unreasonably. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (1) names Land lord as an additional insured, (2) shall not be canceled or altered without thirty
(30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement. Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are reasonably designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises or the Common Area, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection that is usual and customary. The cost of any such liability insurance maintained by Landlord shall be a Common Area Charge and Tenant shall pay, as additional rent, Pro Rata Share of such cost to Landlord as provided in Paragraph 12 below.

         C.    Property Insurance.  Landlord shall obtain and keep in force
               ------------------
during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the Buildings, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months rent (including, without limitation, sums payable as Additional Rent), plus, at Landlord's option, flood insurance and earthquake insurance, and any other coverages which may be required from time to time by Landlord's mortgagee. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Premises. Tenant shall, within thirty (30) days after receipt of billing, pay to Landlord as additional rent Tenant's Pro Rata Share of the full cost of such insurance procured and maintained by Landlord. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible.

         D.    Tenant's Insurance; Release of Landlord.  Tenant
               ---------------------------------------
acknowledges that the insurance to be maintained by Landlord on the Premises pursuant to Subparagraph C above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "All Risk" coverage insurance to the extent of at least ninety percent (90%) of their insurable value. Tenant hereby releases Landlord, and its partners, officers, agents, employees, and servants, from any and all claims, demands, losses, expenses or injuries to the Premises or to the furnishings, in, about, or upon the Premises, which are caused by perils, events or happenings where the same are covered by the insurance required by this Lease or which are the subject of insurance carried by Tenant and in force at the time of such loss.

    9.   Utilities.  Tenant shall pay for all water, gas, light, heat, power,
         ---------
electricity, telephone, trash pick-up, sewer charges and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon. In addition, the cost of any utility service supplied to the Common Area or not separately metered to the Premises shall be a Common Area Charge and Tenant shall pay its Pro Rata share of such costs to Landlord as provided in Paragraph 12 below.

    10.  Repairs and Maintenance
         -----------------------

         A.    Landlord's Repairs.  Subject to provisions of Paragraph 16,
               ------------------
Landlord shall keep the structural elements and exterior walls of the Building in good order, condition and repair. Landlord shall not, however, be required to maintain, repair or replace the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, door, skylights or plate glass. Landlord shall have no obligation to make repairs under this subparagraph until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Tenant shall reimburse Landlord, as additional rent, within Thirty (30) days after receipt of billing, for the cost of such repairs and maintenance which are the obligation of Landlord hereunder, provided however, that Tenant shall not be required to reimburse Landlord for the cost of maintenance and repairs of the structural elements of the Building unless such maintenance or repair is required because of the negligence or willful misconduct of Tenant or its employees, The term "Structural Elements" of the Building" shall mean and be limited to the foundation, footings, floor slab (but not flooring) , structural walls, and roof structure (but not roofing or roof membrane).


          b. Tenant's Repairs. Except as expressly provided in Subparagraph A above, Tenant shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including without limitation, the windows, window frames, plate glass, glazing, skylights, roofing and roof membrane truck doors, doors and all door hardware, the walls and partitions, and the electrical, plumbing, lighting, heating, ventilating and air conditioning systems and equipment in good order, condition and repair. The term "repair" shall include replacements, restorations and/or renewals when necessary as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the heating, ventilating and air conditioning ("HVAC") equipment with an HVAC repair and maintenance contractor approved by Landlord. The HVAC service contract shall provide for periodic inspection and servicing at least once every three (3) months during the term hereof, and Tenant shall provide Landlord with a copy of such contract and all periodic service reports.

     Should Tenant fail to commence to make repairs required of Tenant hereunder forthwith upon thirty (30) days notice from Landlord or should Tenant fail thereafter to diligently complete the repairs, Landlord, addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may make the same, and that event, Tenant shall reimburse Landlord as additional rent the cost of such maintenance or repairs within Thirty (30) days written demand by Landlord.

     Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises except as expressly provided in Paragraphs 10.A and 11. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code. There shall be no allowance to Tenant for diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of, or the failure to make, any repairs, alterations, decorations, additions or improvements in or to any portion of the Premises or the Building or Common Area (or any of the areas used in connection with the operation thereof, or in or to any fixtures, appurtenances or equipment), or by reason of the negligence of Tenant or any other tenant or occupant of the Parcel. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, the Building, or the Common Area, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam , electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires., appliances, plumbing, air conditioning or lighting fixtures, or from any other cause other than the negligence or willful misconduct of Landlord or a breach of Landlord's obligations hereunder, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Parcel.

     11.  Common Area.  Subject to the terms and conditions of this Lease and
          -----------
such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel, which areas and facilities are referred to herein as "Common Area." This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interest of the occupants of the Parcel. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy of them to Tenant. Tenant shall have the non-exclusive use of no more than One Hundred Eighteen (118) of the parking spaces in the Common Area as designated from time to time by Landlord. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Common Area. Tenant shall make no alterations, improvements or additions to the Common Area notwithstanding the above, Landlord understands and agrees to work with Tenant to enable Tenant to provide an outside covered area for a smoking area for its employees.

     Landlord shall operate, manage, insure, maintain and repair the Common Area in good order, condition and repair. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the reasonable discretion of Landlord. The cost of such repair, maintenance, operation, insurance and management, including without limitation, maintenance and repair of landscaping, irrigation systems, paving, sidewalks, fences, and lighting, shall be a Common Area Charge and Tenant shall pay to Landlord its pro rata share of such costs as provided in Paragraph 12 below.

     12.  Common Area Charges.  Tenant shall pay to Landlord, as additional
          -------------------
rent, upon demand but not more often than once each calendar month, an amount equal to its Pro Rata Share of the Common

Area Charges as defined in Paragraphs 8.B, 9, 11 and 13 of this Lease. Tenant acknowledges and agrees that the Common Area Charges shall include an additional Three percent (3%) of the actual expenditures in order to compensate Landlord for accounting management and processing services.

     13.  Alterations.  Tenant shall not make, or suffer to be made, any
          -----------
alterations, improvements or additions over $10,000 in, on, about Premises or any part thereof, without the prior written consent of Landlord and without a valid building permit issued by the appropriate governmental authority. As a condition to giving such consent, Landlord may require at the time consent is given that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless Landlord requires that Tenant remove any such alteration, improvement or addition, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels, air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

     If, during the term hereof, any alteration, addition or change of any sort to all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency, Tenant shall promptly make the same at its sole cost and expense. If during the term hereof, any alteration, addition, or change to the Common Area is required by law, regulation, ordinance or order of any public agency, Landlord shall make the same and the cost of such alteration, addition or change shall be a Common Area Charge and Tenant shall pay its share of said cost to Landlord as provided in Paragraph 12 above.

     14.  Acceptance of the Premises.  By entry and taking possession of the
          --------------------------
Premises pursuant to this Lease, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Premises in their condition existing as of the date of such entry, and Tenant further accepts the tenant improvements to be constructed by Landlord, if any, as being completed in accordance with the plans and specifications for such improvements. except for punch list items list to be provided within two weeks after early occupancy and work to be completed prior to lease commencement or as soon thereafter that is reasonably possible. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

    15.  Default.
         -------

         A.    Events of Default.  A breach of this Lease shall exist if any of
               -----------------
the following events (hereinafter referred to as "Event of Default") shall occur:

               (1) Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within five (5) days after written notice of such default is given to Tenant;

               (2) Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for twenty (20) days after written notice of such failure is given to Tenant;

               (3) Tenant's vacating or abandonment of the Premises;

               (4) Tenant's assignment of its assets for the benefit of its creditors; except for financing personal property or equipment.

               (5) The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business, shall have occurred and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

               (6) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

               (7) Tenant or any such guarantor shall take any corporate action to authorize any of the actions set forth in Clause 6 above; or

               (8) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action
(add) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of forty-five (45) days.

         B.    Remedies.  Upon any Event of Default, Landlord shall have the
               --------
following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

               (1) Recovery of Rent. Landlord shall be entitled to keep this
                   ----------------
Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due , plus interest at the Permitted Rate (as defined in Paragraph 33 below) from the due date of each installment of rent or other sum until paid.

               (2) Termination. Landlord may terminate this Lease by giving
                   -----------
Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises and the Building and Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

                   (a) maintenance and preservation of the Premises;

                   (b) efforts to relet the Premises;

                   (c) appointment of a receiver in order to protect Landlord's interest hereunder;

                   (d) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                   (e) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

               (3) Damages.  In the event this Lease is terminated pursuant to
                   -------
subparagraph 15.B.2 above, or otherwise, Landlord shall be entitled to damages in the following sums:

                   (a) the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                   (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                   (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                   (d) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the premises; (iii) real estate broker's fees, advertising costs; (iv) costs of carrying the premises such as taxes and insurance premiums thereon, utilities and security precautions; (v) expenses in retaking possession of the premises; (vi) attorneys' fees and court costs; and
(vii) any unamortized real estate brokerage commission paid in connection with this Lease.

                   (e) The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) of this paragraph, is computed by allowing interest at the permitted Rate. The "worth at the time of award of the amounts referred to in subparagraph (c) of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

     16.  Destruction.  In the event that any portion of the premises are
          -----------
destroyed or damaged by an uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

     In the event the Premises are damaged or destroyed from any insured peril to the extent of fifty percent (50%) or more of the then replacement cost of the Premises, Landlord may, upon written notice to Tenant, given within Twenty (20) days after the occurrence of such damage or destruction, elect to terminate this lease. If Landlord does not give such notice in writing within such period, Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord shall, at its expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy applicable to the Premises.

     In the event the Premises are damaged or destroyed from any insured peril to the extent of less than fifty percent (50%) of the then replacement cost of the Premises, Landlord shall, at Landlord's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

     In the event that, pursuant to the foregoing provisions, Landlord is to rebuild or restore the Premises, Landlord shall, within Twenty (20) days after the occurrence of such damage or destruction, provide Tenant with written notice of the time required for such repair or restoration. If such period is longer than One Hundred Twenty (120) days from the issuance of a building permit, Tenant may, within thirty (30) days after receipt of Landlord's notice, elect to terminate the lease by giving written notice to Landlord of such election, whereupon the lease shall immediately terminate. The period of time for Landlord to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Tenant or because of acts of God, labor disputes, strikes, fires, freight embargoes rainy or stormy weather, inability to obtain materials, supplies or fuels. Landlord's obligation to repair or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Tenant on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Tenant's business thereon. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

     17.  Condemnation.
          ------------

          A.   Definition of Terms. For the purposes of this Lease, the term (1)
               -------------------
"Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the Premises be deemed a Total Taking unless such 10% Taking is such that it is not reasonably possible for Tenant to access and use the remainder of the Premises for its intended purpose. (3) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

          B.   Rights. The parties agree that in the event of a Taking all
               ------
rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

          C.   Total Taking. In the event of a Total Taking during the term
               ------------
hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay Landlord any rent or charges due Landlord under the lease, each prorated as of the Date of Taking; (4) Tenant shall receive from Landlord those portions of the Award attributable to trade fixtures of Tenant and for moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

          D.   Partial Taking.  In the event of a Partial Taking during the term
               --------------
hereof (1) the rights of Tenant under the lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly Installment of rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

     18.  Mechanics' Lien.  Tenant shall (A) pay for all labor and services
          ---------------
performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and (D) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

     19.  Inspection of the Premises.  Tenant shall permit Landlord and its
          --------------------------
agents to enter the Premises at any reasonable time with 24 hours notice and to occur during normal business hours for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs and at any time within Thirty (30) days prior to expiration of this lease, to place upon the Premises, ordinary "For lease" or "For Sale" signs.

     20.  Compliance with Laws.  Tenant shall, at its own cost, comply with all
          --------------------
of the requirements of all municipal, county, state and federal authorities now in force, or which nay hereafter be in force, pertaining to Tenant's use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

     21.  Subordination.  The following provisions shall govern the relationship
          -------------
of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, the Building and/or the Parcel, or Landlord's interest or estate therein (the "Project") and any renewal, modification, consolidation, replacement, or extension thereof (a "Security Instrument").

          A.   Priority.  This Lease is subject and subordinate to all Security
               --------
Instruments existing as of the Commencement Date. However, if any lender so requires, this Lease shall become prior and superior to any such Security Instrument.

          B.   Subsequent Security Instruments.  At Landlord's election, this
               -------------------------------
lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this lease, unless this Lease is otherwise terminated pursuant to its terms.

          C.   Documents.  Tenant shall execute any document or instrument
               ---------
required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the lender not be liable for (1) the return of the Security Deposit unless the lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument as is usual and customary within ten (10) days after written demand therefor shall constitute a default by Tenant.

          D.   Tenant's Attornment.  Tenant shall attorn (1) to any purchaser
               -------------------
of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Project; (2) to any grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated.

          E.   lender.  The term "Lender" shall mean (1) any beneficiary,
               ------
mortgagee, secured party, or other holder of any deed of trust, mortgage, or other written security device or agreement affecting the Project; and (2) any lessor under any underlying lease under which Landlord holds its interest in the Project.

     22.  Holding Over.  This Lease shall terminate without further notice at
          ------------
the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty five (125%) percent of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

     23.  Notices.  Any notice required or desired to be given under this lease
          -------
shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when five (5) business days have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At the date of execution of this Lease, the address of Landlord is:

         South Bay Construction & Development Co.
         -----------------------------------

         511 Division Street
         -------------------

         Campbell CA 95008
         -----------------

and the address of Tenant is:


         Nanometrics
         -----------

         310 DeGuigne Avenue
         -------------------

         Sunnyvale CA 94089
         ------------------


     24.  Attorneys' Fees.  In the event either party shall bring any action or
          ---------------
legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this lease, or to enforce, protect or establish any term or covenant of this lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as nay be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.


     25.  Nonassignment.
          -------------

          A.   Landlord's Consent Required.  Tenant's interest in this lease
               ---------------------------
is not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Land lord agrees not to withhold unreasonably subject to the provisions of Subparagraph B below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this lease.

     Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

          B.   Transferee Information Required.  If Tenant desires to assign its
               -------------------------------
interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least thirty (30) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee. It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord. Accordingly, in the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed
Transfer:

               (1) Landlord may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any further liability hereunder accruing after such termination date by giving Tenant written notice of such termination within twenty (20) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord makes such election to terminate this Lease, Tenant may withdraw its request to Transfer, in which case this Lease shall continue in full force and effect, or Tenant shall surrender the Premises, in accordance with Paragraph 34, on or before the effective termination date; or

               (2) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (less any brokerage commissions or advertising expenses incurred by Tenant in connection with the Transfer). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

               (3) Landlord may reasonably withhold its consent to the proposed transfer.

          26.  Successors.  The covenants and agreements contained in this Lease
               ----------
shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

          27.  Mortgagee Protection.  In the event of any default on the part of
               --------------------
Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

          28.  Landlord Loan or Sale.  Tenant agrees within ten (10) days
               ---------------------
following request by Landlord to (A) execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord and (B) to deliver to Landlord the financial statement of Tenant with an opinion of a certified public accountant, including a balance sheet and profit and loss statement, for the last completed fiscal year all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate within the time period described above shall be an Event of Default under this Lease.

          29.  Surrender of Lease Not Merger.  The voluntary or other
               -----------------------------
surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such subleases or subtenants.

          30.  Waiver.  The waiver by Landlord or Tenant of any breach of any
               ------
term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

          31.  General.
               -------

               A.   Captions.  The captions and paragraph headings used in this
                    --------
Lease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this

Lease, or be used to interpret specific sections. The word(s) enclosed in quotation marks shall be construed as defined terms for purposes of this Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

               B.   Definition of Landlord.  The term LANDLORD as used in this
                    ----------------------
Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease, thereafter to be performed; provided that any funds in the hands of Landlord or the then grantor at the tine of such transfer, in which Tenant has an interest, shall be turned over to the grantee and provided further that the grantee agrees in writing to perform the obligations of Landlord hereunder. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

               C.   Time of Essence.  Time is of the essence for the
                    ---------------
performance of each tern, covenant and condition of this Lease.

               D.   Severability.  In case any one or more of the provisions
                    ------------
contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this ease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

               E.   Joint and Several Liability.  If Tenant is more than one
                    ---------------------------
person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

               F.   Law.  The term "law" shall mean any judicial decision,
                    ---
statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

          32.  Sign.  Tenant shall not place or permit to be placed any sign or
               ----
decoration on the land or the exterior of the Building without the prior written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building and shall repair any damage caused by the installation or removal of such sign.

          33.  Interest on Past Due Obligations.  Any Monthly Installment of
               --------------------------------
rent or any other sum due from Tenant under this Lease which is receive Landlord after the date the same is due shall bear interest from Thirty days after said due date until paid, at an annual rate equal to the lesser of (the "Permitted Rate"): (1) twelve percent (12%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth
(25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

          34.  Surrender of the Premises.  On the last day of the term hereof,
               -------------------------
or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, ordinary wear and tear excepted, with all originally painted interior walls washed, and other interior walls cleaned, and repaired or replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

          35.  Authority.  The undersigned parties hereby warrant that they have
               ---------
proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

          36.  C. C. & R.'s.  This Lease is made subject to all matters of
               ------------
public record affecting title to the property of which the

Premises are a part. Tenant shall abide by and comply with all private conditions, covenants and restrictions of public record now or hereafter affecting the Premises and any amendment thereof, including, but not limited to, the following:
               None
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________.

         All assessments and charges which are imposed, levied or assessed against the Parcel and Buildings pursuant to the above-described covenants, conditions and restrictions shall be a Common Area Charge and Tenant shall pay its share of such assessments and charges to Landlord as provided in Paragraph 12 above.

         37.   Brokers.  Tenant represents and warrants to Landlord that it has
               -------
not dealt with any broker respecting this transaction and hereby agrees to indemnify and hold Landlord harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any broker claiming through Tenant or with which/whom Tenant has dealt except Dave Marley of Wayne Mascia.

         38.   Limitation on Landlord's Liability.  Tenant, for itself and its
               ----------------------------------
successors and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

               (A) Tenant's sole and exclusive remedy against Landlord shall be as against Landlord's interest in the Building and the parcel;

               (B) No partner of Landlord shall be sued or named in a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

               (C) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

               (D) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

               (E)  No judgment will be taken against any partner of Landlord;

               (F) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

               (G) No writ of execution will ever be levied against the assets of any partner of Landlord;

               (H)  The covenants and agreements of Tenant set forth in this
Section 38 shall be enforceable by Landlord and any partner of

Landlord.

          39.  Hazardous Material.
               ------------------

               A.   Definitions.  As used herein, the term "Hazardous Material"
                    -----------
shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "Toxic Materials" in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as the same shall be amended from time to time.

               B.   Use Restriction.  Subject to the terms and conditions set
                    ---------------
forth herein, Landlord acknowledges that so long as Nanometrics, Inc. is the
                                                    ----------------
tenant under this Lease, Tenant shall be permitted to use and store in the Premises those materials described in Paragraph G below, in the quantities set forth in said Paragraph. Except as specifically allowed in this Lease, Tenant shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. The appearance of any Hazardous Material that is not permitted by this Lease in or about the Premises shall be deemed an Event of Default under Paragraph 15 above. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to the storage, use, generation, transport, discharge and disposal of Hazardous Materials. If the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and/or the surrounding real and personal property to the condition existing prior to the appearance of such Hazardous Material.

          Tenant shall defend, protect, hold harmless and indemnify Landlord and its agents and employees with respect to all actions, claims, losses, fines, penalties, fees, costs, damages and liabilities (including but not limited to attorneys' and consultants' fees) arising out of or in connection with any Hazardous Material used, generated, discharged, transported to or from, stored, or disposed of in, on, under, over, through or about the Premises and/or the surrounding real and personal property Tenant shall not suffer any lien to be recorded against the Premises as a consequence of a Hazardous Material, including any so called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in, over, on, under, through, or about the Premises.

               C.   Compliance.  Tenant shall immediately notify Landlord of any
                    ----------
inquiry, test, investigation, enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material(s) by any applicable governmental authority. Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner. Tenant, at its expense, shall comply with all recommendations of the consultant.

               D.   Assignment and Subletting.  It shall not be unreason able
                    -------------------------
for Landlord to withhold its consent to any proposed assignment or subletting if
(1) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material; (2) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" or remediate any Hazardous Material; (3) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any Hazardous Material.

               E.   Surrender.  Upon the expiration or earlier termination of
                    ---------
the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises and the surrounding real and personal property which were brought on the Premises or the property by Tenant. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including but not limited to attorneys' and consultants' fees), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of introduction by Tenant of Hazardous Materials in, on, over, under, through or around the

Premises.

               F.   Holding Over.  If any action off any kind is required to be
                    ------------
taken by any governmental authority to clean-up, remove, remediate or monitor Hazardous Materials from the Premises which were introduced onto the Premises by Tenant and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

               G.   Materials.  Check none if applicable: ___________
                    ---------

                         Materials                 Quantity
                         ---------                 --------

                    LIST TO BE PROVIDED PRIOR TO OCCUPANCY.
                    ------------------------------------------
                    ____________________     _________________
                    ____________________     _________________

               H.   Provision Survive Termination.  The provisions off this
                    -----------------------------
Paragraph 39 shall survive the expiration or termination of this Lease.

               I. The provisions of this Paragraph 39 are intended to govern the rights and liabilities of the Landlord and Tenant hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that right otherwise be deemed applicable. The provisions of this Paragraph 39 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 39.

40. Landlord at its sole cost and expense shall perform additional hazardous materials testing on the Parcel to establish a "Hazardous Materials Baseline" prior to Tenant Occupancy. Tenant shall receive a copy of such report and an opportunity to review it prior to Tenant's occupancy.

41. Landlord warrants that as of the Commencement Date of this Lease all mechanical, plumbing and electrical units will be in proper working order and that the roof shall be water tight.

42.  Option to Extend
     ----------------

     a. Provided that Lessee has not committed an uncured Event of Default under this Lease at the time of exercise of this Option, Lessee shall have one (1) option to extend the term of this Lease (the "Option") for a period of five (5) years. Said Option shall be exercised only by written notice delivered to Lessor no later than one hundred eighty (180) days prior to the expiration date of the then existing term of this Lease. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during the Option Term, except that the Monthly Installment of rent payable during the Option Term, shall be increased in accordance with the provisions of subparagraph 42b below, and except that there shall be no further Option to extend the term of this Lease at the end of the Option term.

     b. The Monthly Installment of rent payable during each Option Term shall be ninety five percent (95%) of the Fair Market Rental for the Premises as of the first day of the Option Term. In no event shall the rental paid during the Option Term be less than the preio months rent.

     c. Determination of Fair Market Rental. Promptly following the exercise of the Option, the parties shall meet and endeavor to agree upon the Fair Market Rental of the Premises as of the first day of the Option Term. In determining the Fair Market Rental for the Premises, the Premises shall be compared only to buildings of a similar quality and size and with similar improvements and amenities in the Sunnyvale area shall be considered. Any alterations made at the expense of Tenant shall not be considered in determining the Fair Market Rental for the Premises. If, within fifteen
     (15) days after exercise of the Option, the parties cannot agree upon the Fair Market Rental for the Premises as of the first day of the Option Term, the parties shall submit the matter to binding appraisal in accordance with the following procedures.

     d. Appraisal. Within thirty (30) days after exercise of the Option, the parties shall either (a) jointly appoint an appraiser for this purpose or
     (b) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless they have at least five (5) years experience in appraising major commercial properties in the Sunnyvale area and is a member of a recognized society of real estate appraisers. If, within thirty (30) days after their appointment, the two appraisers reach agreement on the Fair Market Rental for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers agree on the Fair Market Rental of the Premises as of the first day of the Option Term, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall submit their independent appraisal to the parties, and the appraisal farthest from the median of the three appraisals shall be disregarded and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental of the Premises as of the first day of the Option Term and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on tile appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association , or on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of the Santa Clara County, State of California.

    IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.


                                      TENANT: Nanometrics, Incorporated

                                      _______________________________________,
                                      a California corporation
                                                   --------------------------


Dated:  2/25/92                       By: /s/ Vincent J. Coates
      ----------                         ------------------------------------
                                      Name:   Vincent J. Coates
                                           ----------------------------------
                                      Title:   Chairman & CEO
                                            ---------------------------------

                                      LANDLORD:   PM-DE

                                      _______________________________________,
                                      a California general partnership
                                                   --------------------------

Dated:  3/5/92                        By: /s/ W. Leslie Pelio
      ----------                         ------------------------------------
                                      Name:   W. Leslie Pelio
                                           ----------------------------------
                                      Title:   General Partner
                                              -------------------------------

Dated:  3/5/92                        By: /s/ James D. Mair
      ----------                         ------------------------------------

                                      Name:   James D. Mair
                                           ----------------------------------
                                      Title:   General Partner
                                              -------------------------------

                                  EXHIBIT "A"


                              [MAP APPEARS HERE]





                                  EXHIBIT "A"

W.LESLIE PELIO & ASSOCIATES                                            SOUTH BAY
================================================================================
                                    SOUTH BAY CONSTRUCTION & DEVELOPMENT COMPANY

                                                        For Information Contact:
                                                        Jim Mair (408) 379-0400
                                                        Les Pelio (408) 379-4000

                                   Exhibit B

                                  Improvements



Landlord shall construct certain interior improvements (the "Improvements") in the Premises prior to the commencement of the term of this Lease in accordance with the Approved Plans to be developed as provided in Paragraph 1 below, subject to the following terms and conditions:

1. Tenant shall take delivery of Premises in an "as-is" condition excepting for any and all touch-up and clean-up of Premises. Landlord at its sole cost and expense and prior to the Commencement Date shall remove all chemical-related items from the premises and restore the premises to the level of cleanliness (the base line) that existed prior to installation of those items. Landlord shall remove any inconvenient or obstructive pipes, fittings, values or other items related to the chemical delivery systems, and Landlord will retain responsibility for maintenance and repair and hold Tenant harmless as to any hazardous material liability in connection with these chemical systems that remain. At Landlord's sole cost and expense, Nanometrics will be provided with a clean room of class 1000 or better included in the facility at time of occupancy and if the clean room is not class 1000 or better, then any modifications required to make a class 1000 clean room shall be immediately performed by Landlord at Landlord's sole cost and expense. Nanometrics shall have the right to verify class 1000 or better compliance prior to occupancy.


TENANT                              LANDLORD:
Nanometrics, Incorporated           PM-DE, a California
a California corporation            General Partnership

By: /s/ Vincent J. Coates           By:__________________________
    ---------------------------
Name: Vincent J. Coates             Name:________________________
     --------------------------
Title: CHAIRMAN & CEO               Title: ______________________
      -------------------------

                            FIRST ADDENDUM TO LEASE


     THIS FIRST ADDENDUM TO LEASE (Addendum") is dated as of FEB 25, 1992,
                                                             ------------
1992, and is made between PM-DE, a California general partnership ("Landlord") and Nanometrics incorporated, a California corporation ("Tenant") to be a part of that certain Lease, of even date herewith between Landlord and Tenant (herein the "Lease Form"). Landlord and Tenant agree that the Lease Form is modified and supplemented by this Addendum.

     1.  Acceptance of Premises: Notwithstanding anything to the contrary in the
         ----------------------
Lease Form, Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's right to have defects in the Premises repaired at Landlord's sole expense. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable.

     2.  Compliance with Laws: Notwithstanding anything to the contrary in the
         ---------- ---- ----
Lease Form, Tenant shall not be required to construct or pay the cost of complying with any laws requiring construction of improvements in the premises which are properly capitalized under generally accepted accounting principles, unless such compliance is necessitated solely because of Tenant's particular use of the Premises or Tenant's construction of new improvements.

     Landlord shall be responsible for the repair not regular maintenance, however, for a period of one (1) year after commencement for all H.V.A.C. equipment, electrical equipment and roofing and roof membrane, provided said repair is not necessarily due to neglect or damage by Tenant.

     3.   Property Taxes: Notwithstanding anything to the contrary in the Lease
          -------- -----
Form, in no event shall Tenant have any obligation to pay any portion of any increases in Property Taxes resulting from a voluntary or involuntary change of ownership of the Building or the Parcel of which the Premises are a part during the original lease term only

     4.  Alterations: Notwithstanding anything to the contrary in the Lease
         -----------
Form, Tenant may construct nonstructural alterations, additions and improvements ("Alterations") in the Premises without Landlord's prior approval, if the cost of such work does not exceed Ten Thousand Dollars ($10,000). If Landlord's consent is required for an Alteration and Landlord does not notify Tenant in writing of its approval or disapproval within thirty (30) days following Tenant's request for approval, then Landlord shall be deemed to have approved the proposed Alteration. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove the Alterations from the Premises, provided Tenant repairs all damage caused by such removal.

     5.  Hazardous Materials/Landlord Indemnity: Landlord shall indemnify,
         --------- ------------------ ---------
protect and hold harmless Tenant, its employees, agents and contractors, from and against all third party claims, suits, judgments, costs, damages, liabilities, investigations, detoxifications, removals and expenses of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material existing on or under the Premises as of the Commencement Date.

     6.  Waiver of subrogation: Notwithstanding anything to the contrary in the
         ------ -- -----------
Lease Form, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, or which is required to be insured against under this Lease, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, the party obtaining such insurance shall immediately notify the other party of that fact.

     7.  Assignment And Subletting: Notwithstanding anything to the contrary in
         -------------------------
the Lease Form, Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment and subletting proceeds, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, or corporation controlled or under common control with Tenant; (ii) a successor corporation related to Tenant by merger; or (iii) a purchaser of substantially all of Tenant's assets. For the purpose of this Lease, sale of Tenant's capital stock through any public ex change shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. If Landlord's consent to any proposed assignment or subletting is required and not given or withheld within fourteen (14) days following Tenant's request for consent, such consent shall be deemed given.

     8.  Subordination: Notwithstanding anything to the contrary in the Lease
         -------------
Form, this Lease shall not be subject to or subordinate to any ground lease or to any lien, mortgage, deed of trust, or security interest hereafter affecting the Premises, nor shall Tenant be required to execute any documents subordinating this Lease, unless the ground lessor, lender or other holder of the interest to which this Lease shall be subordinated contemporaneously executes a recognition and nondisturbance agreement which (i) provides that this lease shall not be terminated so long as Tenant is not in default under this Lease.

     9.   Effect of Addendum: Each term used herein with initial capital letters
          ------    --------
shall have the meaning ascribed to such term in the Lease Form unless specifically otherwise defined herein. In the event of any inconsistency between this First Addendum and the Lease Form, the terms of this First Addendum shall prevail.

LANDLORD:                           TENANT:

PM-DE, a California                 NANOMETRICS CORPORATION,
general partnership                 a California corporation


By: /s/ JAMES D. MAIR               By: /s/ VINCENT J. COATES
   ----------------------------        -------------------------
Title: GEN  PARTNER                 Title: CHAIRMAN & CEO
      -------------------------           ----------------------
Date: 3-5-92                        Date: FEB 25 1992
     --------------------------          -----------------------